Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2025

Fourth Quarter	Full Year

•Diluted EPS of $0.68; $0.81 as adjusted
•Closed-end fund rights offering raised $513 million resulting in non-recurring expenses of $10.8 million
•Operating margin of 28.0%; 36.4% as adjusted
•Ending AUM of $90.5 billion; average AUM of $90.8 billion
•Net inflows of $1.2 billion
•Diluted EPS of $2.97; $3.09 as adjusted •Operating margin of 32.0%; 35.2% as adjusted •Average AUM of $88.6 billion •Net inflows of $1.5 billion

NEW YORK, NY, January 22, 2026—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the fourth quarter and year ended December 31, 2025.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended			Years Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
U.S. GAAP
Revenue	$143,803	$141,720	$139,783	$556,116	$517,417
Expenses	$103,493	$92,819	$90,446	$378,380	$344,540
Operating income	$40,310	$48,901	$49,337	$177,736	$172,877
Net income attributable to common stockholders	$34,879	$41,711	$45,822	$153,217	$151,265
Diluted earnings per share	$0.68	$0.81	$0.89	$2.97	$2.97
Operating margin	28.0%	34.5%	35.3%	32.0%	33.4%

As Adjusted (1)
Net income attributable to common stockholders	$41,718	$41,720	$40,395	$159,115	$149,286
Diluted earnings per share	$0.81	$0.81	$0.78	$3.09	$2.93
Operating margin	36.4%	36.1%	35.5%	35.2%	35.4%
_________________________ (1)Refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	December 31, 2025	September 30, 2025	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$74,387	$74,240	$147	0.2%
Institutional accounts	34,477	33,210	$1,267	3.8%
Closed-end funds	27,026	26,178	$848	3.2%
Total	135,890	133,628	$2,262	1.7%
Distribution and service fees	7,475	7,513	$(38)	(0.5)%
Other	438	579	$(141)	(24.4)%
Total revenue	$143,803	$141,720	$2,083	1.5%

•The increase in total investment advisory and administration fees from the third quarter of 2025 was primarily due to higher average assets under management, as well as the recognition of performance fees of $1.7 million.
Expenses

(in thousands)	Three Months Ended
	December 31, 2025	September 30, 2025	$ Change	% Change
Employee compensation and benefits	$56,076	$57,196	$(1,120)	(2.0)%
Distribution and service fees	25,670	16,329	$9,341	57.2%
General and administrative	19,212	16,775	$2,437	14.5%
Depreciation and amortization	2,535	2,519	$16	0.6%
Total expenses	$103,493	$92,819	$10,674	11.5%

•Employee compensation and benefits decreased from the third quarter of 2025, primarily due to a decrease in incentive compensation to reflect actual amounts expected to be paid.
•Distribution and service fees increased from the third quarter of 2025, primarily due to $9.9 million of expenses related to the Cohen & Steers Infrastructure Fund, Inc. (UTF) rights offering. This increase was partially offset by a reduction in fees paid to intermediaries as investors shifted into lower fee share classes.
•General and administrative expenses increased from the third quarter of 2025, primarily due to higher fund organization costs related to the UTF rights offering of $0.9 million, increased talent acquisition costs and higher levels of travel and business development-related expenses.
Operating Margin
Operating margin was 28.0% for the fourth quarter of 2025, compared with 34.5% for the third quarter of 2025, primarily due to expenses associated with the UTF rights offering of $10.8 million. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended December 31, 2025
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$637	$4,580	$5,217
Gain (loss) from investments—net	(1,540)	(708)	(2,248)
Foreign currency gain (loss)—net	—	(991)	(991)
Total non-operating income (loss)	(903)	2,881	1,978
Net (income) loss attributable to noncontrolling interests	4,176	—	4,176
Non-operating income (loss) attributable to the company	$3,273	$2,881	$6,154

(in thousands)	Three Months Ended September 30, 2025
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$441	$4,665	$5,106
Gain (loss) from investments—net	(300)	992	692
Foreign currency gain (loss)—net	—	859	859
Total non-operating income (loss)	141	6,516	6,657
Net (income) loss attributable to noncontrolling interests	77	—	77
Non-operating income (loss) attributable to the company	$218	$6,516	$6,734
_________________________ (1)Represents seed investments in funds that the company is required to consolidate under U.S. GAAP.
Income Taxes
A reconciliation of the company’s statutory federal income tax rate to the effective income tax rate is summarized in the following table:

	Three Months Ended
	December 31, 2025		September 30, 2025
U.S. federal statutory tax rate	21.0%		21.0%
State and local income taxes, net of federal benefit	3.2		2.8
Nontaxable or nondeductible items:
Nondeductible executive compensation	2.7		0.8
Excess tax benefits related to the vesting and delivery of restricted stock units	(0.5)		—	*
Valuation allowance	(1.0)		0.1
Effect of cross-border tax laws	0.2		0.2
Foreign tax effects	—	*	(0.4)
Changes in unrecognized tax benefits	—	*	(0.5)
Other	(0.7)		1.0
Effective income tax rate	24.9%		25.0%
_________________________ * Percentage rounds to less than 0.1%.

Assets Under Management

(in millions)	As of		Change
By Investment Vehicle	December 31, 2025	September 30, 2025	$	%
Open-end funds	$43,437	$44,421	$(984)	(2.2%)
Institutional accounts	35,060	34,711	$349	1.0%
Closed-end funds	12,047	11,765	$282	2.4%
Total	$90,544	$90,897	$(353)	(0.4%)

By Investment Strategy
U.S. real estate	$43,503	$44,153	$(650)	(1.5%)
Preferred securities	18,081	18,443	$(362)	(2.0%)
Global/international real estate	14,273	14,520	$(247)	(1.7%)
Global listed infrastructure	11,456	10,521	$935	8.9%
Other	3,231	3,260	$(29)	(0.9%)
Total	$90,544	$90,897	$(353)	(0.4%)

Assets under management at December 31, 2025 were $90.5 billion, a decrease of 0.4% from $90.9 billion at September 30, 2025. The decrease was due to market depreciation of $685 million and distributions of $875 million, partially offset by net inflows of $1.2 billion.
Open-end Funds
Assets under management in open-end funds at December 31, 2025 were $43.4 billion, a decrease of 2.2% from $44.4 billion at September 30, 2025. The change was primarily due to the following:
•Net inflows of $212 million into U.S. real estate, $89 million into real assets multi-strategy (included in "Other") and $59 million into global listed infrastructure, partially offset by net outflows of $358 million from preferred securities;
•Market depreciation of $568 million from U.S. real estate, partially offset by market appreciation of $126 million from preferred securities; and
•Distributions of $232 million from U.S. real estate and $134 million from preferred securities, of which $315 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at December 31, 2025 were $35.1 billion, an increase of 1.0% from $34.7 billion at September 30, 2025. The change was primarily due to the following:
•Advisory:
◦Net inflows of $768 million into U.S. real estate, partially offset by net outflows of $134 million from real assets multi-strategy (included in "Other"); and
◦Market depreciation of $147 million from U.S. real estate.
•Subadvisory:
◦Net inflows of $403 million into global listed infrastructure, partially offset by net outflows of $186 million from U.S. real estate and $183 million from global/international real estate;
◦Market depreciation of $149 million from U.S. real estate; and
◦Distributions of $151 million from U.S. real estate.

Closed-end Funds
Assets under management in closed-end funds at December 31, 2025 were $12.0 billion, an increase of 2.4% from $11.8 billion at September 30, 2025. The change was primarily due to the following:
•Net inflows of $513 million attributable to the UTF rights offering, including leverage;
•Market depreciation of $55 million; and
•Distributions of $176 million.

Investment Performance as of December 31, 2025
______________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2026 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2025. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of December 31, 2025, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $403.2 million, compared with $364.3 million as of September 30, 2025. As of December 31, 2025, stockholders' equity was $562.0 million, compared with $550.3 million as of September 30, 2025.

Conference Call Information
Cohen & Steers will host a conference call on Friday, January 23, 2026, at 10:00 a.m. (ET) to discuss the company’s fourth quarter and full year results. Investors and analysts can access the live conference call by dialing 800-715-9871 (U.S.) or +1-646-307-1963 (international); passcode: 8494569. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 8494569. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2024 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2025	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
Revenue:
Investment advisory and administration fees	$135,890	$133,628	$131,740
Distribution and service fees	7,475	7,513	7,450
Other	438	579	593
Total revenue	143,803	141,720	139,783	1.5%	2.9%
Expenses:
Employee compensation and benefits	56,076	57,196	56,504
Distribution and service fees	25,670	16,329	15,733
General and administrative	19,212	16,775	15,784
Depreciation and amortization	2,535	2,519	2,425
Total expenses	103,493	92,819	90,446	11.5%	14.4%
Operating income	40,310	48,901	49,337	(17.6%)	(18.3%)
Non-operating income (loss):
Interest and dividend income	5,217	5,106	4,948
Gain (loss) from investments—net	(2,248)	692	(1,359)
Foreign currency gain (loss)—net	(991)	859	2,779
Total non-operating income (loss)	1,978	6,657	6,368	(70.3%)	(68.9%)
Income before provision for income taxes	42,288	55,558	55,705	(23.9%)	(24.1%)
Provision for income taxes	11,585	13,924	12,687
Net income	30,703	41,634	43,018	(26.3%)	(28.6%)
Net (income) loss attributable to noncontrolling interests	4,176	77	2,804
Net income attributable to common stockholders	$34,879	$41,711	$45,822	(16.4%)	(23.9%)

Earnings per share attributable to common stockholders:
Basic	$0.68	$0.81	$0.90	(16.4%)	(24.4%)
Diluted	$0.68	$0.81	$0.89	(16.5%)	(23.8%)

Weighted average shares outstanding:
Basic	51,243	51,205	50,861
Diluted	51,639	51,572	51,704

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Years Ended
	December 31, 2025	December 31, 2024	% Change
Revenue:
Investment advisory and administration fees	$524,834	$487,059
Distribution and service fees	29,338	28,142
Other	1,944	2,216
Total revenue	556,116	517,417	7.5%
Expenses:
Employee compensation and benefits	224,466	217,980
Distribution and service fees	72,894	57,137
General and administrative	71,234	60,135
Depreciation and amortization	9,786	9,288
Total expenses	378,380	344,540	9.8%
Operating income	177,736	172,877	2.8%
Non-operating income (loss):
Interest and dividend income	22,009	19,344
Gain (loss) from investments—net	8,712	16,582
Foreign currency gain (loss)—net	(3,827)	738
Total non-operating income (loss)	26,894	36,664	(26.6%)
Income before provision for income taxes	204,630	209,541	(2.3%)
Provision for income taxes	47,232	46,749
Net income	157,398	162,792	(3.3%)
Net (income) loss attributable to noncontrolling interests	(4,181)	(11,527)
Net income attributable to common stockholders	$153,217	$151,265	1.3%

Earnings per share attributable to common stockholders:
Basic	$2.99	$3.00	(0.2%)
Diluted	$2.97	$2.97	0.1%

Weighted average shares outstanding:
Basic	51,168	50,409
Diluted	51,526	50,938

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	December 31, 2025	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
Open-end Funds
Assets under management, beginning of period	$44,421	$42,962	$42,979
Inflows	3,487	3,148	3,904
Outflows	(3,474)	(2,380)	(2,741)
Net inflows (outflows)	13	768	1,163
Market appreciation (depreciation)	(378)	972	(2,801)
Distributions	(535)	(305)	(379)
Transfers	(84)	24	—
Total increase (decrease)	(984)	1,459	(2,017)
Assets under management, end of period	$43,437	$44,421	$40,962	(2.2%)	6.0%
Average assets under management	$43,812	$43,633	$42,337	0.4%	3.5%

Institutional Accounts
Assets under management, beginning of period	$34,711	$34,386	$36,892
Inflows	1,790	812	924
Outflows	(1,109)	(1,349)	(1,230)
Net inflows (outflows)	681	(537)	(306)
Market appreciation (depreciation)	(252)	1,054	(2,859)
Distributions	(164)	(168)	(164)
Transfers	84	(24)	—
Total increase (decrease)	349	325	(3,329)
Assets under management, end of period	$35,060	$34,711	$33,563	1.0%	4.5%
Average assets under management	$34,924	$34,459	$35,435	1.3%	(1.4%)

Closed-end Funds
Assets under management, beginning of period	$11,765	$11,588	$11,909
Inflows	513	2	3
Outflows	—	—	—
Net inflows (outflows)	513	2	3
Market appreciation (depreciation)	(55)	329	(469)
Distributions	(176)	(154)	(154)
Total increase (decrease)	282	177	(620)
Assets under management, end of period	$12,047	$11,765	$11,289	2.4%	6.7%
Average assets under management	$12,015	$11,646	$11,663	3.2%	3.0%

Total
Assets under management, beginning of period	$90,897	$88,936	$91,780
Inflows	5,790	3,962	4,831
Outflows	(4,583)	(3,729)	(3,971)
Net inflows (outflows)	1,207	233	860
Market appreciation (depreciation)	(685)	2,355	(6,129)
Distributions	(875)	(627)	(697)
Total increase (decrease)	(353)	1,961	(5,966)
Assets under management, end of period	$90,544	$90,897	$85,814	(0.4%)	5.5%
Average assets under management	$90,751	$89,738	$89,435	1.1%	1.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Years Ended
	December 31, 2025	December 31, 2024	% Change
Open-end Funds
Assets under management, beginning of period	$40,962	$37,032
Inflows	13,226	14,239
Outflows	(11,575)	(11,435)
Net inflows (outflows)	1,651	2,804
Market appreciation (depreciation)	2,443	2,388
Distributions	(1,559)	(1,262)
Transfers	(60)	—
Total increase (decrease)	2,475	3,930
Assets under management, end of period	$43,437	$40,962	6.0%
Average assets under management	$42,847	$39,090	9.6%

Institutional Accounts
Assets under management, beginning of period	$33,563	$35,028
Inflows	4,353	3,696
Outflows	(5,094)	(6,684)
Net inflows (outflows)	(741)	(2,988)
Market appreciation (depreciation)	2,845	2,216
Distributions	(667)	(693)
Transfers	60	—
Total increase (decrease)	1,497	(1,465)
Assets under management, end of period	$35,060	$33,563	4.5%
Average assets under management	$34,216	$33,499	2.1%

Closed-end Funds
Assets under management, beginning of period	$11,289	$11,076
Inflows	621	13
Outflows	—	—
Net inflows (outflows)	621	13
Market appreciation (depreciation)	775	816
Distributions	(638)	(616)
Total increase (decrease)	758	213
Assets under management, end of period	$12,047	$11,289	6.7%
Average assets under management	$11,578	$11,278	2.7%

Total
Assets under management, beginning of period	$85,814	$83,136
Inflows	18,200	17,948
Outflows	(16,669)	(18,119)
Net inflows (outflows)	1,531	(171)
Market appreciation (depreciation)	6,063	5,420
Distributions	(2,864)	(2,571)
Total increase (decrease)	4,730	2,678
Assets under management, end of period	$90,544	$85,814	5.5%
Average assets under management	$88,641	$83,867	5.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	December 31, 2025	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
Advisory
Assets under management, beginning of period	$20,208	$20,045	$20,982
Inflows	1,055	515	597
Outflows	(404)	(970)	(698)
Net inflows (outflows)	651	(455)	(101)
Market appreciation (depreciation)	(100)	618	(1,609)
Transfers	84	—	—
Total increase (decrease)	635	163	(1,710)
Assets under management, end of period	$20,843	$20,208	$19,272	3.1%	8.2%
Average assets under management	$20,513	$20,089	$20,216	2.1%	1.5%

Subadvisory
Assets under management, beginning of period	$14,503	$14,341	$15,910
Inflows	735	297	327
Outflows	(705)	(379)	(532)
Net inflows (outflows)	30	(82)	(205)
Market appreciation (depreciation)	(152)	436	(1,250)
Distributions	(164)	(168)	(164)
Transfers	—	(24)	—
Total increase (decrease)	(286)	162	(1,619)
Assets under management, end of period	$14,217	$14,503	$14,291	(2.0%)	(0.5%)
Average assets under management	$14,411	$14,370	$15,219	0.3%	(5.3%)

Total Institutional Accounts
Assets under management, beginning of period	$34,711	$34,386	$36,892
Inflows	1,790	812	924
Outflows	(1,109)	(1,349)	(1,230)
Net inflows (outflows)	681	(537)	(306)
Market appreciation (depreciation)	(252)	1,054	(2,859)
Distributions	(164)	(168)	(164)
Transfers	84	(24)	—
Total increase (decrease)	349	325	(3,329)
Assets under management, end of period	$35,060	$34,711	$33,563	1.0%	4.5%
Average assets under management	$34,924	$34,459	$35,435	1.3%	(1.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Years Ended
	December 31, 2025	December 31, 2024	% Change
Advisory
Assets under management, beginning of period	$19,272	$20,264
Inflows	2,603	2,187
Outflows	(2,927)	(4,401)
Net inflows (outflows)	(324)	(2,214)
Market appreciation (depreciation)	1,811	1,222
Transfers	84	—
Total increase (decrease)	1,571	(992)
Assets under management, end of period	$20,843	$19,272	8.2%
Average assets under management	$19,996	$18,998	5.3%

Subadvisory
Assets under management, beginning of period	$14,291	$14,764
Inflows	1,750	1,509
Outflows	(2,167)	(2,283)
Net inflows (outflows)	(417)	(774)
Market appreciation (depreciation)	1,034	994
Distributions	(667)	(693)
Transfers	(24)	—
Total increase (decrease)	(74)	(473)
Assets under management, end of period	$14,217	$14,291	(0.5%)
Average assets under management	$14,220	$14,501	(1.9%)

Total Institutional Accounts
Assets under management, beginning of period	$33,563	$35,028
Inflows	4,353	3,696
Outflows	(5,094)	(6,684)
Net inflows (outflows)	(741)	(2,988)
Market appreciation (depreciation)	2,845	2,216
Distributions	(667)	(693)
Transfers	60	—
Total increase (decrease)	1,497	(1,465)
Assets under management, end of period	$35,060	$33,563	4.5%
Average assets under management	$34,216	$33,499	2.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	December 31, 2025	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
U.S. Real Estate
Assets under management, beginning of period	$44,153	$43,972	$45,685
Inflows	2,747	2,084	2,939
Outflows	(1,953)	(2,305)	(1,677)
Net inflows (outflows)	794	(221)	1,262
Market appreciation (depreciation)	(959)	782	(3,636)
Distributions	(453)	(380)	(382)
Transfers	(32)	—	1
Total increase (decrease)	(650)	181	(2,755)
Assets under management, end of period	$43,503	$44,153	$42,930	(1.5%)	1.3%
Average assets under management	$43,748	$43,998	$44,973	(0.6%)	(2.7%)

Preferred Securities
Assets under management, beginning of period	$18,443	$17,902	$18,929
Inflows	956	886	927
Outflows	(1,290)	(756)	(1,131)
Net inflows (outflows)	(334)	130	(204)
Market appreciation (depreciation)	156	595	(215)
Distributions	(184)	(184)	(179)
Transfers	—	—	(1)
Total increase (decrease)	(362)	541	(599)
Assets under management, end of period	$18,081	$18,443	$18,330	(2.0%)	(1.4%)
Average assets under management	$18,242	$18,244	$18,681	—%	(2.3%)

Global/International Real Estate
Assets under management, beginning of period	$14,520	$13,980	$14,986
Inflows	527	520	345
Outflows	(677)	(339)	(565)
Net inflows (outflows)	(150)	181	(220)
Market appreciation (depreciation)	(68)	367	(1,675)
Distributions	(61)	(8)	(33)
Transfers	32	—	—
Total increase (decrease)	(247)	540	(1,928)
Assets under management, end of period	$14,273	$14,520	$13,058	(1.7%)	9.3%
Average assets under management	$14,343	$14,146	$13,909	1.4%	3.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	December 31, 2025	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
Global Listed Infrastructure
Assets under management, beginning of period	$10,521	$10,052	$9,535
Inflows	1,312	209	219
Outflows	(380)	(152)	(384)
Net inflows (outflows)	932	57	(165)
Market appreciation (depreciation)	96	458	(496)
Distributions	(93)	(46)	(81)
Total increase (decrease)	935	469	(742)
Assets under management, end of period	$11,456	$10,521	$8,793	8.9%	30.3%
Average assets under management	$11,149	$10,228	$9,246	9.0%	20.6%

Other
Assets under management, beginning of period	$3,260	$3,030	$2,645
Inflows	248	263	401
Outflows	(283)	(177)	(214)
Net inflows (outflows)	(35)	86	187
Market appreciation (depreciation)	90	153	(107)
Distributions	(84)	(9)	(22)
Total increase (decrease)	(29)	230	58
Assets under management, end of period	$3,231	$3,260	$2,703	(0.9%)	19.5%
Average assets under management	$3,269	$3,122	$2,626	4.7%	24.5%

Total
Assets under management, beginning of period	$90,897	$88,936	$91,780
Inflows	5,790	3,962	4,831
Outflows	(4,583)	(3,729)	(3,971)
Net inflows (outflows)	1,207	233	860
Market appreciation (depreciation)	(685)	2,355	(6,129)
Distributions	(875)	(627)	(697)
Total increase (decrease)	(353)	1,961	(5,966)
Assets under management, end of period	$90,544	$90,897	$85,814	(0.4%)	5.5%
Average assets under management	$90,751	$89,738	$89,435	1.1%	1.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Years Ended
	December 31, 2025	December 31, 2024	% Change
U.S. Real Estate
Assets under management, beginning of period	$42,930	$38,550
Inflows	9,059	10,097
Outflows	(8,354)	(7,031)
Net inflows (outflows)	705	3,066
Market appreciation (depreciation)	1,539	2,765
Distributions	(1,629)	(1,454)
Transfers	(42)	3
Total increase (decrease)	573	4,380
Assets under management, end of period	$43,503	$42,930	1.3%
Average assets under management	$43,567	$40,607	7.3%

Preferred Securities
Assets under management, beginning of period	$18,330	$18,164
Inflows	3,427	4,103
Outflows	(4,187)	(4,768)
Net inflows (outflows)	(760)	(665)
Market appreciation (depreciation)	1,223	1,552
Distributions	(722)	(717)
Transfers	10	(4)
Total increase (decrease)	(249)	166
Assets under management, end of period	$18,081	$18,330	(1.4%)
Average assets under management	$18,166	$18,458	(1.6%)

Global/International Real Estate
Assets under management, beginning of period	$13,058	$15,789
Inflows	1,910	2,104
Outflows	(2,068)	(4,772)
Net inflows (outflows)	(158)	(2,668)
Market appreciation (depreciation)	1,456	43
Distributions	(115)	(107)
Transfers	32	1
Total increase (decrease)	1,215	(2,731)
Assets under management, end of period	$14,273	$13,058	9.3%
Average assets under management	$13,798	$13,651	1.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Years Ended
	December 31, 2025	December 31, 2024	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,793	$8,356
Inflows	2,733	640
Outflows	(1,137)	(870)
Net inflows (outflows)	1,596	(230)
Market appreciation (depreciation)	1,364	900
Distributions	(267)	(233)
Transfers	(30)	—
Total increase (decrease)	2,663	437
Assets under management, end of period	$11,456	$8,793	30.3%
Average assets under management	$10,069	$8,717	15.5%

Other
Assets under management, beginning of period	$2,703	$2,277
Inflows	1,071	1,004
Outflows	(923)	(678)
Net inflows (outflows)	148	326
Market appreciation (depreciation)	481	160
Distributions	(131)	(60)
Transfers	30	—
Total increase (decrease)	528	426
Assets under management, end of period	$3,231	$2,703	19.5%
Average assets under management	$3,041	$2,434	24.9%

Total
Assets under management, beginning of period	$85,814	$83,136
Inflows	18,200	17,948
Outflows	(16,669)	(18,119)
Net inflows (outflows)	1,531	(171)
Market appreciation (depreciation)	6,063	5,420
Distributions	(2,864)	(2,571)
Total increase (decrease)	4,730	2,678
Assets under management, end of period	$90,544	$85,814	5.5%
Average assets under management	$88,641	$83,867	5.7%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports which are used in evaluating its business. While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share
	Three Months Ended						Years Ended
(in thousands, except per share data)	December 31, 2025		September 30, 2025		December 31, 2024		December 31, 2025	December 31, 2024
Net income attributable to common stockholders, U.S. GAAP	$34,879		$41,711		$45,822		$153,217	$151,265
Seed investments—net (1)	(1,498)		(1,320)		(1,700)		(6,391)	(6,245)
Accelerated vesting of restricted stock units	(77)		1,142		91		3,269	7,134
Lease transition and other costs - 280 Park Avenue (2)	—		—		—		—	807
Fund launch and rights offering costs	10,814		650		—		11,464	—
Other non-recurring expenses (3)	—		—		—		616	1,196
Foreign currency exchange (gains) losses—net (4)	422		(677)		(2,824)		3,456	(1,059)
Tax effects of adjustments above	(2,062)		(132)		627		(2,851)	(2,020)
Tax effects of discrete tax items (5)	(760)		346		(1,621)		(3,665)	(1,792)
Net income attributable to common stockholders, as adjusted	$41,718		$41,720		$40,395		$159,115	$149,286

Diluted weighted average shares outstanding	51,639		51,572		51,704		51,526	50,938
Diluted earnings per share, U.S. GAAP	$0.68		$0.81		$0.89		$2.97	$2.97
Seed investments—net (1)	(0.03)		(0.03)		(0.03)		(0.12)	(0.12)
Accelerated vesting of restricted stock units	—	*	0.02		—	*	0.06	0.14
Lease transition and other costs - 280 Park Avenue (2)	—		—		—		—	0.02
Fund launch and rights offering costs	0.21		0.01		—		0.22	—
Other non-recurring expenses (3)	—		—		—		0.01	0.02
Foreign currency exchange (gains) losses—net (4)	0.01		(0.01)		(0.06)		0.07	(0.02)
Tax effects of adjustments above	(0.04)		—	*	0.01		(0.05)	(0.04)
Tax effects of discrete tax items (5)	(0.02)		0.01		(0.03)		(0.07)	(0.04)
Diluted earnings per share, as adjusted	$0.81		$0.81		$0.78		$3.09	$2.93
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024.
(3)Represents reimbursement of filing fees paid by certain members of senior leadership for the year ended December 31, 2025, and the impact of incremental expenses associated with the separation of certain employees for the year ended December 31, 2024.
(4)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(5)Includes excess tax benefits related to the vesting and delivery of restricted stock units and unrecognized tax benefit adjustments.

Reconciliations of U.S. GAAP to As Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended			Years Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenue, U.S. GAAP	$143,803	$141,720	$139,783	$556,116	$517,417
Fund related amounts (1)	(9)	(783)	122	(2,275)	853
Revenue, as adjusted	$143,794	$140,937	$139,905	$553,841	$518,270

Expenses, U.S. GAAP	$103,493	$92,819	$90,446	$378,380	$344,540
Fund related amounts (1)	(1,324)	(967)	(158)	(4,333)	(698)
Accelerated vesting of restricted stock units	77	(1,142)	(91)	(3,269)	(7,134)
Lease transition and other costs - 280 Park Avenue (2)	—	—	—	—	(807)
Fund launch and rights offering costs	(10,814)	(650)	—	(11,464)	—
Other non-recurring expenses (3)	—	—	—	(616)	(1,196)
Expenses, as adjusted	$91,432	$90,060	$90,197	$358,698	$334,705

Operating income, U.S. GAAP	$40,310	$48,901	$49,337	$177,736	$172,877
Fund related amounts (1)	1,315	184	280	2,058	1,551
Accelerated vesting of restricted stock units	(77)	1,142	91	3,269	7,134
Lease transition and other costs - 280 Park Avenue (2)	—	—	—	—	807
Fund launch and rights offering costs	10,814	650	—	11,464	—
Other non-recurring expenses (3)	—	—	—	616	1,196
Operating income, as adjusted	$52,362	$50,877	$49,708	$195,143	$183,565

Operating margin, U.S. GAAP	28.0%	34.5%	35.3%	32.0%	33.4%
Operating margin, as adjusted	36.4%	36.1%	35.5%	35.2%	35.4%
__________________________

(1)Represents the impact of consolidated funds and expenses incurred on behalf of certain company-sponsored funds.
(2)Represents the impact of lease and other expenses related to the company's prior headquarters, for which the lease expired in January 2024.
(3)Represents reimbursement of filing fees paid by certain members of senior leadership for the year ended December 31, 2025, and the impact of incremental expenses associated with the separation of certain employees for the year ended December 31, 2024.

Non-operating Income (Loss)

(in thousands)	Three Months Ended			Years Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Non-operating income (loss), U.S. GAAP	$1,978	$6,657	$6,368	$26,894	$36,664
Seed investments—net (1)	1,363	(1,427)	824	(12,630)	(19,323)
Foreign currency exchange (gain) loss—net (2)	422	(677)	(2,824)	3,456	(1,059)
Non-operating income (loss), as adjusted	$3,763	$4,553	$4,368	$17,720	$16,282
_________________________

(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.